SHARE PURCHASE AGREEMENT

     This Share Purchase Agreement ("Agreement"), dated as of July 23, 2001 among Walter Galdenzi ("Seller"), JNS Marketing, Inc. ("JNS"), and Latinocare Management, Inc. ("Buyer").


                              W I T N E S S E T H:


A. WHEREAS, JNS is a corporation duly organized under the laws of the State of Colorado.
B. WHEREAS, Buyer wishes to purchase 3,270,000 of the outstanding common shares of JNS free and clear of liens and encumbrances from Seller (the "Purchase Shares").
C. WHEREAS, prior to the transaction Buyer is not an affiliate of JNS.
D. The shares are being purchased to effectuate a change of control which will result in a share exchange between shareholders of Buyer and JNS, whereby Buyer becomes a wholly owned subsidiary of JNS.

         NOW, THEREFORE, it is agreed among the parties as follows:

                                   ARTICLE I

                                The Consideration

     1.1 Subject to the conditions set forth herein, Seller shall sell and Buyer shall purchase 3,270,000 shares of common stock of JNS. The purchase price for the shares to be paid by Buyer to Seller is $300,000 (the "Consideration") for which $25,000 is herewith paid to M.A. Littman, as attorney for Seller, and is deemed non-refundable consideration to Seller for granting the Share Purchase Agreement. The balance of the purchase price of $275,000 shall be paid as follows: cash at closing.

                                   ARTICLE II

                        Closing and Conveyance of Shares

     2.1 The Purchase Shares shall be delivered and conveyed by Seller to Buyer with duly executed stock powers, upon receipt of the Consideration by Seller.

     2.2 Closing hereunder with delivery of the consideration and shares shall occur on or before August 31, 2001 at 5:00 p.m. PDT ("Closing Date"). Closing may occur through use of Federal Express and wire transfers.

                                  ARTICLE III

          Representations, Warranties and Covenants of Seller as to JNS

         Seller and JNS each hereby, jointly and severally, represent, warrant and covenant to Buyer as follows:

     3.1 JNS is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Amendments and Bylaws of JNS, copies of which have been delivered to Buyer, are complete and accurate, and the minute books of JNS, copies of which have also been delivered to Buyer, contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of JNS.

     3.2 The authorized capital stock of JNS consists of 50,000,000 shares of common stock. There are 3,781,455 shares of Common Stock issued and outstanding. All such shares of capital stock of JNS are validly issued, fully paid and non-assessable. JNS has no outstanding options, warrants, or other rights to purchase, or subscribe to, or other securities convertible into or exchangeable for any shares of capital stock of JNS, or contracts or arrangements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of JNS except that certain shares must be issued under this agreement pursuant to Article 9.9 hereof, to which Buyer consents hereby. All of the outstanding shares of capital stock of JNS have been offered, issued, sold and delivered in compliance with applicable federal and state securities laws and none of such securities were, at the time of issuance, subject to preemptive rights.

     3.3 JNS  does  not own  nor has it  owned,  in the  last  five  years,  any outstanding shares of capital stock or other equity interests of any partnership, joint venture, trust, corporation, limited liability company or other entity and there are no obligations of JNS to repurchase, redeem or otherwise acquire any capital stock or equity interest of another entity.

     3.4 This Agreement has been duly authorized, validly executed and delivered on behalf of the Seller and JNS and is a valid and binding agreement and obligation of the Seller and JNS enforceable against each Seller, jointly and severally, and against JNS in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Seller and JNS each have complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

     3.5 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by JNS will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of JNS, or of any material provisions of any indenture, mortgage, deed of trust or other material agreement or instrument to which JNS is a party or by which it or any of its material properties or assets are bound, or of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over JNS, or any of its material properties or assets, or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of JNS pursuant to the terms of any agreement or instrument to which JNS is a party or by which JNS may be bound or to which any of JNS property is subject and no event has occurred with which lapse of time or action by a third party could result in a material breach or violation of or default by JNS.

     3.6 There is no claim, legal action, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the best knowledge of the Seller threatened against or relating to JNS or affecting any of its assets, properties, business or capital stock. There is no continuing order, injunction or decree of any court, arbitrator or governmental authority to which JNS is a party or by which JNS or its assets, properties, business or capital stock are bound.

     3.7 JNS has accurately prepared and filed all Federal, state and other tax returns required by law, domestic and foreign, to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of JNS for all current taxes and other charges to which JNS is subject and which are not currently due and payable. None of the Federal income tax returns of JNS have been audited by the Internal Revenue Service or other foreign governmental tax agency. JNS has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened against JNS for any period, nor of any basis for any such assessment, adjustment or contingency.

     3.8 Seller are the legal, beneficial and registered owners of the Purchase Shares, free and clear of any liens, charges, encumbrances, voting trusts, shareholder agreements or rights of any kind granted to any person or entity, or any interest in or the right to purchase or otherwise acquire any of the Purchase Shares from the Seller at any time upon the happening of any stated event and may transfer such shares without the consent of any third party. Upon closing of the transactions contemplated hereby, the Buyer will acquire all right, title and interest in the Purchase Shares, free and clear of all liens, charges or encumbrances except Seller's lien and will have all of Seller's entire right, title and interest in and to the Purchase Shares.

         3.9 JNS has delivered to Buyer audited financial statements dated September 30, 2000 and un-audited financial statements for the period ended March 31, 2001. All such statements, herein sometimes called "JNS Financial Statements" are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of JNS for the periods indicated. All financial statements of JNS have been prepared in accordance with generally accepted accounting principles.

         3.10 As of the date hereof, JNS and the Seller hereby, jointly and severally, represent and warrant that all outstanding indebtedness of JNS is as shown on the financial statements and all such indebtedness, if any, will be paid or released by Seller at Closing hereunder.

         3.11 Since the dates of the JNS Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of JNS. JNS does not have any liabilities, commitments or obligations, secured or unsecured except as shown on updated financials (whether accrued, absolute, contingent or otherwise).

     3.12 JNS is not a party to any contract performable in the future except to issue shares set forth in 7.9 hereof.

     3.13 The representations and warranties of the Seller and JNS shall be true and correct as of the date hereof.

     3.14 JNS has delivered to Buyer, all of its corporate books and records for review.

     3.15 JNS has no employee benefit plan in effect at this time.

         3.16 No representation or warranty by JNS or the Seller in this Agreement, or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

         3.17 Seller or JNS have delivered, to Buyer true and correct copies of a Form 10KSB filed with by the Securities and Exchange Commission ("SEC") for the year ended September 30, 2000 and each of its other reports to shareholders filed with the SEC for the period ended June 31, 2001. JNS is a registered company under the Securities Exchange Act of 1934, as amended.

         3.18 JNS has duly filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Federal Securities Laws"). No such reports, or any reports sent to the shareholders of JNS generally contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements in such report, in light of the circumstances under which they were made, not misleading.

         3.19 The Seller has not received any general solicitation or general advertising regarding the shares of Buyer's common stock comprising the Consideration.

         3.20 JNS has conducted no business in the last two years to date, has incurred no liabilities except as shown on the financial statements and has no contract or open account affiliations whatsoever.

                                   ARTICLE IV

                        Termination of Representation and
               Warranties and Certain Agreements; Indemnification

     4.1 The respective representations and warranties of the parties hereto shall survive this Agreement for three years and the covenants shall survive hereafter.

     4.2 The right to indemnification, payment of Damages (as defined in section 4.5) or other remedy based on any representation, warranty, covenant or obligation of a party hereunder shall not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or obligation.

     4.3 The waiver of any condition to a party's obligation to consummate the transactions contemplated hereunder, where such condition is based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of Damages, or other remedy based on such representation, warranty, covenant or obligation.

     4.4 JNS and each of the Seller, jointly and severally, shall indemnify and hold harmless the Buyer (the "Buyer Indemnified Persons") for, and will pay to the Buyer Indemnified Persons, the amount of, any loss, liability, claim, damage (including, without limitation, incidental and consequential damages), cost, expense (including, without limitation, interest, penalties, costs of investigation and defense and the reasonable fees and expenses of attorneys and other professional experts) or diminution of value, whether or not involving a third-party claim (collectively, "Damages"), directly or indirectly arising from, attributable to or in connection with:

        (a) any representation or warranty made by Seller and JNS in this agreement or any of Seller's and JNS closing deliveries, that is, or was at the time made, false or inaccurate, or any breach of, or misrepresentation with respect to, any such representation or warranty; and

        (b) any breach by any of the Seller or JNS of any covenant, agreement or obligation of the Seller contained in this agreement.

        (c) any claims or litigation relating to JNS now pending or threatened or which may hereafter be brought against Buyer and/or JNS based upon events occurring prior to the date hereof and not attributable to the acts of the Buyer.

        (d) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs, losses, liabilities and reasonable legal and other expenses incident to any of the foregoing.

     4.5 The Seller and JNS shall have no liability for indemnification with respect to any representation or warranty, unless, on or before the [third] anniversary of the date hereof, the Buyer notifies the Seller of a claim specifying the basis thereof in reasonable detail to the extent then known by the Buyer. A claim with respect to any covenant, agreement or obligation contained in this agreement, may be made at any time without any time limitation.

     4.6 Promptly after receipt by an indemnified party of written notice (the "Notice of Claim") of the commencement of any action, suit or proceeding against it, or written threat thereof, such indemnified party will, if a claim is to be made against an indemnifying party under either of said sections, as applicable, give notice to the indemnifying party of the commencement of such action, suit or proceeding. The indemnified party shall furnish to the indemnifying party in reasonable detail such information as the indemnified party may have with respect to such indemnification claims (including copies of any summons, complaint or other pleading which may have been served on it and any written claim, demand, invoice, billing or other document evidencing or assenting the same). Subject to the limitations set forth in this section, no failure or delay by the indemnified party in the performance of the foregoing shall reduce or otherwise affect the obligation of the indemnifying party to indemnify and hold the indemnified party harmless except to the extent that such failure or delay shall have materially and adversely affected the indemnifying party's ability to defend against, settle or satisfy any action, suit or proceeding the claim for which the indemnified party is entitled to indemnification hereunder. The foregoing shall not apply to the extent inconsistent with the provisions of section 4.8 relating to Proceedings.

     4.7 If the claim or demand set forth in the Notice of Claim given by the indemnified party is a claim or demand asserted by a third party, the indemnifying party shall have 30 days after the Date of Notice of Claim to notify the indemnified party in writing of its election to defend such third party claim or demand on behalf of the indemnified party (the "Notice Period"); provided, however, that the indemnified party is authorized to file any motion, answer or other pleading which it deems necessary or appropriate to protect its interests during the Notice Period. If the indemnifying party elects to defend such third party claim or demand, the indemnified party shall make available to the indemnifying party and its agents and representatives all records and other materials which are reasonably required in the defense of such third party claim or demand and shall otherwise cooperate (at the sole cost and expense of the indemnifying party) with, and assist (at the sole cost and expense of the indemnifying party) the indemnifying party in the defense of, such third party claim or demand, and so long as the indemnifying party is diligently defending such third party claim in good faith, the indemnified party shall not pay, settle or compromise such third party claim or demand. If the indemnifying party elects to defend such third party claim or demand, the indemnified party shall have the right to control the defense of such third party claim or demand, at the indemnified party's own expense. If the indemnifying party does not elect to defend such third party claim or demand or does not defend such third party claim or demand in good faith, the indemnified party shall have the right, in addition to any other right or remedy it may have hereunder at the indemnifying party's expense, to defend such third party claim or demand.

     4.8 The term "Date of Notice of Claim" shall mean the date the Notice of Claim is effective pursuant to section 5.5 of this Agreement.

     4.9 A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.

     4.10 Any legal action or proceeding with respect to this Agreement or any matters arising out of or in connection with this Agreement or the transactions contemplated hereby or the documents executed and delivered in connection herewith, and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of Colorado or of the United States of America for the District of Colorado, and, by execution and delivery of this Agreement, the parties each hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and appellate courts thereof. The parties irrevocably consent to service of process out of any of the aforementioned courts in any such action or proceeding in accordance with the notice provisions set forth in Section 5.5. The parties each hereby irrevocably waive any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or the transactions contemplated hereby or the documents execute and delivered in connection herewith brought in the courts referred to above and hereby further irrevocably waive and agree, to the extent permitted by applicable law, not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.


                                   ARTICLE V

                              Procedure for Closing

         5.1 At the Closing Date, the purchase and sale shall be consummated after satisfaction of all conditions precedent set forth in Article VI common stock certificates of JNS being delivered by Seller, duly executed, for 3,270,000 shares of common stock to Buyer and the delivery of the Consideration to Seller from Buyer, together with delivery of all other agreements, stock powers, warranties, and representations set forth in this Agreement.


                                   ARTICLE VI

                           Conditions Precedent to the
                          Consummation of the Purchase

         The following are conditions precedent to the consummation of the Agreement on or before the Closing Date:

         6.1 Seller shall have performed and complied with all of their respective obligations hereunder which are to be complied with or performed on or before the Closing Date.

         6.2 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

         6.3 The representations and warranties made by BUYER and SELLER in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date, except to the extent that such representations and warranties may be untrue on and as of the Closing Date because of changes caused by transactions suggested or approved in writing by BUYER.

         6.4 All outstanding liabilities of JNS shall have been paid and released at or prior to closing.

         6.5 Any obligation of Seller and JNS hereunder is specifically conditioned upon: a) Buyer having executed the Share Exchange Agreement attached hereto as Exhibit A; b) the delivery of all executed documents necessary to carry out the Share Exchange Agreement attached hereto with Shareholders of LMI; and c) the completed closing and Share Exchange under said Agreement, occurring simultaneously with the Closing hereunder.

         6.6 Buyer agrees, as an inducement to seller to enter into this agreement, to the prior adoption of a "poison pill" resolution by the Board of Directors of JNS and which shall be a continuing covenant surviving the closing under this Agreement, providing for a two year period within which no actions will be taken by the Company or its shareholders which would reverse split, consolidate, reorganize, merge, or in any way reduce the number of outstanding shares of stock of JNS or any successor company (which shall be known as the "no-reverse covenant"). In the event that the "no-reverse covenant" is breached, the resolution and this covenant shall provide that it shall trigger a grant by JNS of an immediate mandatory dividend to each shareholder as of August 31, 2001 or the day prior to closing, whichever is earlier, for each share owned after the reverse split, consolidation, merger, or reduction of outstanding shares of a number of shares inversely proportional to the amount of the reverse split, except that shares subsequently retired to treasury or cancelled of record shall be excluded from the dividend.


                                   ARTICLE VII

                           Termination and Abandonment


         7.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time prior to or on the Closing Date:

         (a)      By mutual consent of parties;

         (b) By Seller or Buyer, if any condition set forth in Article VI relating to the other party has not been met or has not been waived;

         (c) By Seller or Buyer, if any suit, action, or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit, or otherwise affect the consummation of the transactions contemplated hereby;

         (d) By any party, if there is discovered any material error, misstatement or mission in the representations and warranties of another party; or

         (e) By the Seller, if the Closing does not occur, through no failure to act by Seller, on August 31, 2001, or if Buyer fails to deliver the consideration.

         7.2 Any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, by action taken by its Board of Directors provided; however, that such action shall be taken only if, in the judgment of the Board of Directors taking the action, such waiver will not have a materially adverse effect on the benefits intended under this Agreement to the party waiving such term or condition.


                                  ARTICLE VIII

                         Continuing Representations and
                            Warranties and Covenants

         8.1 The respective representations, warranties, and covenants of the parties hereto and the covenants and agreements of the parties hereto shall survive after the closing under this Agreement in accordance with the terms thereof.


                                   ARTICLE IX

                                  Miscellaneous

         9.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein, except that a companion document, the Share Exchange Agreement, has been executed concurrently which contains numerous warranties and representations.

         9.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

         9.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

         9.4 This Agreement may not be amended except by written consent of both parties.

         9.5 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, prepaid, addressed as follows:

To Seller:        Walter Galdenzi
                  17776 Tomball Parkway, #31A
                  Houston, TX  77064


To Buyer:         Latinocare Management, Inc.
                  4150 Long Beach Boulevard
                  Long Beach, California 990807

Copy to:


or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

         9.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of Buyer and Seller. However, JNS may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

         9.7 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be considered one and the same agreement. This Agreement may be executed by facsimile signatures.

         9.8 This Agreement shall be governed by and construed in accordance with and enforced under the laws of the state of Colorado applicable to all agreements made hereunder. Venue and jurisdiction for any legal actions hereunder shall be District Court in and for the City and County of Denver, Colorado.

     9.9 Concurrent with closing under this Agreement, Buyer shall be authorized to issue JNS shares for services rendered as follows:

         a. 20,000 shares (Registered under S-8) to Henry F. Schlueter for legal services rendered to JNS in 1998-1999, and 50,000 shares registered under S-8 to M.A. Littman for legal services rendered in 2001 for securities filings and contracts.

         b. 50,000 shares (restricted) to Jarrold Bachmann, and 95,000 shares (restricted) to Steve Naremore for consulting services rendered in structuring the transaction.

         c.       Gencorp Enterprises, Inc. 100,000 shares of restricted stock.

         9.10 From the initial consideration paid to Seller at Closing hereunder, Seller agrees that the following cash fees shall be paid: $35,000 to M.A. Littman for legal services and costs for JNS relating to the transaction

(less credit of $25,000) and $40,000 to Jarrold Bachmann for consulting services rendered. These fees to be paid out of proceeds received by JNS, all payments are to come directly from JNS and are not the responsibility of LatinoCare Management Corporation to pay or assure payment thereof.

         9.11 Concurrent with the execution hereof, Buyer shall provide a "Cold Comfort" letter from its Auditors that the Auditors can and will deliver audited financial statements of Buyer pursuant to Reg. SB of the Securities Exchange Act of 1934, on or before 45 days after closing which audit is in accordance with GAAP standards.

         9.12 In the event of a breach or default of this Agreement or any of the continuing covenants hereunder which results in a party, or any affected shareholder who is a beneficiary of a surviving or continuing covenant, commencing legal action the prevailing party in such legal action shall be entitled to an award of all legal fees and costs of the action, against the non-prevailing party.

     IN WITNESS WHEREOF, the parties have executed this Agreement this 23rd day of July, 2001.

                                 SELLER:

                                 /s/ Walter Galdenzi
                                 ---------------------------------
                                 Walter Galdenzi


                                 JNS Marketing, Inc.

                                 By: /s/ Walter Galdenzi
                                    -------------------------------------------


                                 BUYER:

                                 Latinocare Management, Inc.


                                 By: /s/ Jose J. Gonzalez
                                    -------------------------------------------